File Number: 333-108472
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                                   May 29, 2007

                     Pioneer Oak Ridge Small Cap Growth Fund
       Supplement to the April 1, 2007 Class A, B and C Shares Prospectus


Buying, exchanging and selling shares

General rules on buying, exchanging and selling your fund shares

The following replaces the information in the section entitled "Buying, exchanging and selling shares - General rules on buying, exchanging and selling your fund shares - Buying while fund is closed":

Buying while fund is closed

As of May 25, 2005, Pioneer Oak Ridge Small Cap Growth Fund closed to most new investors.

The fund will continue to accept new investments (including reinvestments of dividends and capital gains distributions) from:

o Shareholders of the fund who had open accounts on May 25, 2005; o Participants in most qualified retirement plans (i.e., 401(k) plans); o Investors in certain discretionary wrap account programs; o Current trustees and officers of the fund; o Current employees of Pioneer or Oak Ridge, including members of their immediate families; o Advisory clients of Pioneer and Oak Ridge whose investment, in the judgment of the fund, would not adversely affect Oak
          Ridge's ability to manage the fund effectively; and o Accounts that in the future are re-registered from existing accounts.

 The fund may also decline to accept an investment if the fund believes that doing so would be in the best interests of the fund and its shareholders, even if an investor is eligible to invest. The fund may further limit investments by existing shareholders in its discretion. The fund will consider total assets under management, the flow of investments into the fund and other factors in determining whether to reopen the fund in the future or to restrict investments by existing shareholders.



                                                                   20870-00-0507
                                        (C) 2007 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC